UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2009

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O2 Secure Wireless, Inc.
(Exact name of registrant as specified in its charter)

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Georgia	001-32882	45-0526044
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4898 S. Old Peachtree Rd NW, Suite 150
Norcross, GA 30071
(Address of Principal Executive Office) (Zip Code)

(678) 942-0684
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 28, 2009, the Board of Directors of O2 Secure Wireless (the "Company") appointed Mr. T. Scott Conley as the Company's Chief Executive Officer. The Company has not entered into any contracts or agreements with Mr. Conley as of the date of this filing. There are no transactions between the Company and Mr. Conley required to be reported hereunder.

ITEM 9.01    Financial Statements and Exhibits

(a) Financial Statements:
    None
(b) Pro forma financial information:
    None
(c) Shell company transactions:
    None
(d) Exhibits:
    None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, O2 Secure Wireless, Inc., has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:                                                                    O2 SECURE WIRELESS, INC.

___May 28, 2009____                                            By: ____/s/ Keith A. Greaves_________
Name: Keith A. Greaves
Title: Acting Chief Executive Officer, President and Director